UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2025

LIMBACH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

797 Commonwealth Drive, Warrendale, Pennsylvania 15086
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	LMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 11, 2025, Limbach Holdings, Inc. (the “Company”, “our”, or “we”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). According to the inspector of elections, the stockholders present in person or by proxy at the Annual Meeting represented 9,387,815 shares of common stock (entitled to one vote per share). At the Annual Meeting, the Company’s stockholders voted on the matters set forth below.
1.    Election of Directors
Our stockholders elected Michael M. McCann and Laurel J. Krzeminski as Class C directors to serve until the 2028 annual meeting of stockholders and until such director’s successor has been duly elected and qualified. We set forth below the results of the stockholder vote for each director nominee:

Director	Votes For	Votes Withheld	Broker Non-Votes
Michael M. McCann	5,991,158	2,168,424	1,228,233
Laurel J. Krzeminski	5,532,195	2,627,387	1,228,233
2.    Approval of the Compensation of Our Named Executive Officers via a Non-Binding, Advisory Vote
Our stockholders approved by non-binding, advisory vote on the compensation of the named executive officers of Limbach Holdings, Inc. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,954,343	200,293	4,946	1,228,233
3.    Approval of an Amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan
Our stockholders approved an amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan (the “Omnibus Incentive Plan”). We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions
7,733,752	423,684	2,146
4.    Ratification of Appointment of Independent Registered Public Accounting Firm
Our stockholders ratified the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions
9,312,307	59,514	15,994

Item 8.01	Other Events
Amendments to the Omnibus Plan
As noted above, on June 11, 2025, at the Annual Meeting, the stockholders of the Company approved the amendment no: 6 to the Omnibus Plan (the “Plan Amendment”) related to the treatment of death, disability, retirement and reduction in force as it relates to the Omnibus Plan participants. The Plan Amendment is designed to apply certain acceleration provisions for death, disability, and retirement to awards under the Omnibus Plan. In addition to other conforming changes, the Omnibus Plan was amended to make the following changes:
Acceleration of Vesting of RSUs and PSUs upon Death or Disability. Under the amendments to the Omnibus Plan, upon the death and/or disability of a participant holding restricted stock units (“RSUs”) granted under the Omnibus Plan, those RSUs will vest in full for time based RSUs and based on the achievement of performance goals at the “Target” level for performance-based stock units (“PSUs”) (based on the Company’s compensation committee’s (the “Compensation Committee”) determination of “Target” level using the assumptions and methodologies the Compensation Committee determines are appropriate for such a determination).
Acceleration of Vesting of RSUs and PSUs upon Retirement (without notice of retirement) and a Reduction in Force. Under the amendments to the Omnibus Plan, upon the Retirement (as defined in the Omnibus Plan) (without notice of such retirement) and/or a Reduction in Force of a participant holding RSUs granted under the Omnibus Plan, those RSUs will vest on a pro-rated basis through the date of such Retirement or Reduction in Force (as the case may be) for time based RSUs and pro-rated based on the achievement of any performance goals at the actual performance levels at the date of such Retirement or Reduction in Force (as the case may be) for PSUs (based on the Compensation Committee’s determination of performance using the assumptions and methodologies the Compensation Committee determines are appropriate for such a determination).
Acceleration of Vesting of RSUs and PSUs upon Retirement (with notice of retirement). Under the amendments to the Omnibus Plan, upon the Retirement (with notice of retirement as required under the Omnibus Plan) of a participant holding RSUs granted under the Omnibus Plan, those RSUs will continue to vest following the date of such Retirement for both time based RSUs and based on the achievement of performance goals at the actual performance levels achieved on the dates for such measurement for PSUs (based on the Compensation Committee’s determination of performance levels using the assumptions and methodologies the Compensation Committee determines are appropriate for such a determination).
For the purposes of the Omnibus Plan, “Retirement” is defined by the amendments to mean a termination of a participant’s employment, other than for Cause (as defined in the Omnibus Plan) and other than by reason of death or Disability (as defined in the Omnibus Plan), on or after the attainment of a combined total of age and years of Company or its Subsidiaries service to equal or exceed sixty five (65), provided however that such a participant must also have reached the age of sixty (60) to qualify for “Retirement.”
For the purposes of the Omnibus Plan, “Reduction in Force” is defined as any reduction in force or employer reorganization of the Company or its subsidiaries that causes a participant’s service to be terminated by the Company or its subsidiaries without Cause (as defined in the Omnibus Plan) in every case as determined by the Compensation Committee in its sole discretion.
The Company’s board of directors approved the Plan Amendment subject to the approval of the stockholders at the Annual Meeting. The Plan Amendment became effective at the time of stockholder approval.
A copy of the Omnibus Plan, as amended, is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The material terms of the Omnibus Plan, as amended, are set forth in the Company’s definitive proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on April 23, 2025.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan, as amended
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Executive Vice President and Chief Financial Officer

Dated: June 13, 2025